CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

Exhibit 10.4

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of December 15, 2017 (the “Agreement Date”), is entered into by and between Context Biopharma Inc., a Delaware corporation (“Buyer”), and ARNO THERAPEUTICS, INC., a Delaware corporation (“Seller”). Buyer and Seller are referred to collectively herein as the “Parties” and each as a “Party.”

BACKGROUND

A. Seller owns or holds certain rights to onapristone, an oral anti-progestin hormone blocker, and all related forms and derivatives thereof (collectively, the “Product Candidate”).

B. Seller desires to sell, transfer and convey to Buyer, and Buyer wishes to purchase and acquire from Seller, all of the assets, properties, rights and interests used in, held for use in connection with, or otherwise related to the Product Candidate, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1. Definitions. For purposes of this Agreement, the capitalized terms and variations thereof not otherwise defined in the body of this Agreement shall have the meanings ascribed to them in Schedule 1 attached hereto.

2. Purchase and Sale.

2.1 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and acquire from Seller, free and clear of any Liens, all of Seller’s right, title and interest in, to and under all of the assets, properties, rights and interests used in, held for use in connection with, or otherwise related to the Product Candidate, including the following (collectively, the “Purchased Assets”):

2.1.1 all Contracts, including all Intellectual Property Licenses, set forth on Schedule 2.1.1 (the “Assigned Contracts”);

2.1.2 all Intellectual Property set forth on Schedule 2.1.2 (the “Purchased Intellectual Property”);

2.1.3 all equipment, tools, supplies and other tangible personal property used in, held for use in connection with, or otherwise related to the Product Candidate, including that set forth on Schedule 2.1.3 (the “Tangible Personal Property”);

2.1.4 all Authorizations set forth on Schedule 2.1.4;

2.1.5 originals, or where not available, copies, of all Books and Records related to the Purchased Assets, including the Books and Records set forth on Schedule 2.1.5;

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

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2.1.6 all assets set forth on Schedule 2.1.6; and

2.1.7 all goodwill and the going concern value of the assets described in the foregoing clauses.

2.2 Excluded Assets. Other than the Purchased Assets, Buyer is not purchasing or acquiring, and Seller is not selling, assigning, transferring, conveying or delivering to Buyer, any other assets or properties, and all such other assets and properties shall be excluded from the Purchased Assets (collectively, the “Excluded Assets”).

2.3 Discharged Liabilities. Subject to the terms and conditions set forth herein, as soon as practicable, but in any event within 45 days following the Closing, Buyer shall, on behalf of Seller, pay, or cause to be paid, the Liabilities of Seller specifically set forth on Schedule 2.3 (collectively, the “Discharged Liabilities”).

2.4 Excluded Liabilities. Except for the Discharged Liabilities, which Buyer shall, on behalf of Seller, pay, or cause to be paid, in accordance with Section 2.3, Buyer shall not, by virtue of its acquisition of the Purchased Assets or otherwise, be responsible to pay, perform or discharge, any Liabilities of Seller or any other Person (including any Affiliates of Seller), irrespective of kind or nature (collectively, the “Excluded Liabilities”). The intent and objective of the Parties is that Buyer shall not, and does not hereby, assume, and no transferee or successor liability of any kind or nature shall attach to Buyer pertaining to, any of the Excluded Liabilities, all of which shall be the sole responsibility of Seller. Seller shall pay, perform or otherwise discharge as the same shall become due and payable in accordance with their collective terms, all of the Excluded Liabilities.

2.5 Purchase Price. Subject to the terms and conditions set forth herein, in accordance with Section 2.3:

2.5.1 Buyer shall pay to Seller the Closing Payment, by wire transfer of immediately available funds to the bank account designated in writing by Seller; and

2.5.2 Buyer shall pay, on behalf of Seller, the Accounts Payable Amount, to the third parties entitled to receive a portion thereof, by wire transfer of immediately available funds in the amounts and to the bank accounts designated on Schedule 2.5.2.

2.6 The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place concurrently with the execution of this Agreement (the “Closing Date”) remotely via the electronic exchange of execution versions of the agreements, instruments, certificates and other documents to be entered into or delivered by any Party under this Agreement and the signature pages thereto via facsimile or via e-mail by .pdf and the wire transfer of immediately available funds to the applicable Parties as required at the Closing.

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2.7 Deliveries at the Closing.

2.7.1 Closing Deliveries by Seller. At the Closing (or such earlier date if specified below), Seller shall deliver, or cause to be delivered, the following items to Buyer, each in form and substance satisfactory to Buyer:

(i) possession and control of all of the Purchased Assets;

(ii) a bill of sale duly executed by Seller, transferring the Tangible Personal Property to Buyer;

(iii) an assignment and assumption agreement (the “Assignment and Assumption Agreement”) duly executed by Seller, effecting the assignment to Buyer of the Assigned Contracts;

(iv) an assignment agreement (the “Intellectual Property Assignment”) duly executed by Seller, transferring all of Seller’s right, title and interest in and to the Purchased Intellectual Property;

(v) written evidence of the release of all Liens relating to the Purchased Assets;

(vi) evidence that the notices to and Consents of, as applicable, the Governmental Authorities and the other Persons set forth on Schedule 2.7.1(vi) have been delivered, received or obtained, as applicable;

(vii) pay-off letters and/or releases from each Person entitled to receive a portion of the Accounts Payable Amount and identified on Schedule 2.7.1(vii);

(viii) a good standing certificate (or its equivalent) for Seller from the Secretary of State of the jurisdiction in which Seller is formed and from the Secretary of State (or equivalent) in each other jurisdiction in which Seller is qualified to do business, in each case dated as of a date not earlier than two (2) Business Days prior to the Closing Date;

(ix) a certificate of the Chief Executive Officer of Seller certifying (a) the names and signatures of the officers of Seller authorized to sign this Agreement and the other agreements, instruments, certificates and documents delivered by or on behalf of Seller pursuant to this Agreement, (b) the organizational documents of Seller as of the date hereof, and (c) the resolutions of the stockholders holding at least 65% of the issued and outstanding equity interests of Seller and the directors of Seller approving this Agreement and the other agreements, instruments, certificates and documents delivered by or on behalf of Seller pursuant to this Agreement; and

(x) such other agreements, instruments, certificates and documents as Buyer may reasonably request for the purpose of facilitating the consummation or performance of the transactions contemplated hereby.

2.7.2 Closing Deliveries of Buyer. At the Closing (or such earlier date if specified below), Buyer shall deliver the following items to Seller:

(i) the Closing Payment, in accordance with Section 2.5;

(ii) a counterpart of the Assignment and Assumption Agreement duly executed by Buyer; and

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(iii) a counterpart of the Intellectual Property Assignment duly executed by Buyer.

2.8 Third Party Consents. To the extent that Seller’s rights under any Contract or Authorization constituting a Purchased Asset, or any other Purchased Asset, may not be assigned to Buyer without the consent of another Person which has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller, at its expense, shall use its reasonable best efforts to obtain any such required consent(s) as promptly as possible. If any such consent shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer’s rights under the Purchased Asset in question so that Buyer would not in effect acquire the benefit of all such rights, Seller, to the maximum extent permitted by law and the Purchased Asset, shall act after the Closing as Buyer’s agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Law and the Purchased Asset, with Buyer in any other reasonable arrangement designed to provide such benefits to Buyer.

3. Representations and Warranties of Seller. As a material inducement to Buyer to enter into this Agreement, Seller hereby represents and warrants to Buyer as set forth below:

3.1 Organization and Authority. Seller is a corporation validly existing under the Laws of the State of Delaware. Seller is authorized to do business and in good standing in the State of Delaware and it has complied with all filing requirements of the Secretary of State of the State of Delaware. Seller is qualified to do business and is in good standing (or equivalent status) in each jurisdiction in which the property leased or operated by it or the nature of the business conducted by it makes such qualification necessary. Seller has all requisite power and authority to own, lease and operate its properties and carry on the Business as now conducted and to own the Purchased Assets. Seller has all requisite power and authority to enter into and deliver this Agreement and the other agreements, instruments, certificates and documents contemplated hereby to which Seller is a party and to perform its obligations hereunder and thereunder. The Books and Records related to the Purchased Assets, all of which have been delivered to Buyer, are true, correct and complete in all material respects. Seller is not in default under or in violation of any provision of its certificate of incorporation or bylaws or other organizational document.

3.2 Authorization. The execution, delivery and performance by Seller of this Agreement and the other agreements, instruments, certificates and documents contemplated hereby to which Seller is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of Seller. This Agreement and each other agreement, instrument, certificate and document contemplated hereby to which Seller is a party have been duly and validly executed and delivered by Seller. Assuming this Agreement and the other agreements, instruments, certificates and documents contemplated hereby to which Seller is a party are duly and validly executed and delivered by the other parties hereto and thereto, this Agreement and each other agreement, instrument, certificate and document contemplated hereby to which Seller is a party are the valid and legally binding obligations of Seller, enforceable against Seller in accordance with their respective terms. Seller’s board of directors has determined, in light of all applicable fiduciary duties and other obligations, whether arising under Contract, Laws, Orders, Authorizations, Seller’s organizational documents or otherwise, that the transactions contemplated by this Agreement are advisable and in the best

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interests of Seller’s stockholders, and that the consideration to be paid by Buyer, together with the other covenants of Buyer contained herein, represent fair value for the Purchased Assets being acquired pursuant to this Agreement.

3.3 Noncontravention. The execution, delivery and performance of this Agreement and the other agreements, instruments, certificates and documents contemplated hereby to which Seller is a party, the consummation by Seller of each of the transactions contemplated hereby or thereby, and compliance by Seller with any provision hereof or thereof will not:

3.3.1 violate, conflict with, result in any breach or constitute a default (with or without notice or lapse of time, or both) under, result in, or give rise to a right of, termination, amendment, modification, cancellation or acceleration of any right or obligation under, or the loss of any benefit under, create in any party the right to accelerate, terminate, modify, amend or cancel under, or require any notice or Consent under Seller’s certificate of incorporation, bylaws or other organizational document or any Contract, to which Seller is a party or by which any of its properties or assets are bound;

3.3.2 result in the creation or imposition of any Lien upon any of the Purchased Assets;

3.3.3 contravene, conflict with, require any Consent or notice under or result in a violation or breach of the terms or requirements of any Law, Order to which Seller is subject or Authorization; or

3.3.4 require any Consent, Order, declaration, filing, exemption or other action by or notice to any Governmental Authority or other Person.

3.4 Title to Assets. Seller has good and valid title to, or a valid leasehold interest in, all of the Purchased Assets, free and clear of all Liens.

3.5 Condition. All of the Tangible Personal Property is sound, in good operating condition and repair, is adequate for the use to which it is being put and has been maintained by Seller in the ordinary course of business consistent with past practices, and is not in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

3.6 Broker Fees. There are and will be no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract, arrangement or agreement to which Seller or any Affiliate thereof is a party or to which Seller is subject for which Seller or Buyer or their respective Affiliates could become obligated or incur as a Liability.

3.7 Financial Statements; No Undisclosed Liabilities.

3.7.1 Seller has delivered to Buyer an unaudited balance sheet as of November 30, 2017 (the “Company Financial Statements”). The Company Financial Statements

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are fairly present, in all material respects, the financial position of Seller as of the respective dates thereof and the results of operations and cash flows of Seller for the periods covered thereby. The Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except that the Company Financial Statements do not contain footnotes and are subject to normal and recurring year-end audit adjustments, which will not, individually or in the aggregate, be material in magnitude).

3.7.2 Seller maintains and complies in all material respects with a system of accounting controls sufficient to provide reasonable assurances that: (i) Seller’s business is operated in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of Seller in conformity with GAAP, consistently applied, and to maintain accountability for items therein; (iii) access to properties and assets is permitted only in accordance with management’s general or specific authorization; and (iv) Seller’s control accounts (including its cash accounts) are reconciled with the ledgers of Seller at regular intervals and appropriate actions are taken with respect to any differences.

3.7.3 Seller has no Liabilities with respect to or involving the Purchased Assets other than the Discharged Liabilities. Schedule 3.7 lists all other Liabilities of Seller.

3.8 Legal Compliance.

3.8.1 Seller has been and is in compliance in all respects with all applicable Laws, Orders and Authorizations (including, but not limited to, (i) Laws governing employment practices, the terms and conditions of employment, compensation, payment of wages, health and safety, workers’ compensation, labor relations and plant closings, including the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Equal Pay Act, the Fair Labor Standards Act, the National Labor Relations Act, Occupational Safety and Health Act, and Title VII of the Civil Rights Act of 1964, as amended, the Immigration Reform and Control Act of 1986, the Worker Adjustment and Retraining Notification Act of 1988, as amended, (ii) Environmental Law, (iii) Laws relating to the import or export of goods, technology, or services or trading embargoes or other trading restrictions, (iv) all applicable foreign Laws relating to the import or export of goods, technology, or services or trading embargoes or restrictions and (v) the Foreign Corrupt Practices Act of 1977) applicable to the Business and the Purchased Assets. All Authorizations required for Seller to conduct the Business as currently conducted or for the ownership and use of the Purchased Assets have been obtained by Seller and are valid and in full force and effect. No investigation, charge, audit or review by any Governmental Authority with respect to Seller or the Business is pending or threatened, nor has any Governmental Authority provided written notice or oral notice to Seller of its intention to conduct the same. To the Knowledge of Seller, Seller (i) has not been charged with, and is not under investigation with respect to, any actual or alleged violation of any applicable Law or other requirement of a Governmental Authority, (ii) is not a party to or bound by any Order or (iii) has not failed to file any report required to be filed with any Governmental Authority.

3.8.2 The transactions contemplated hereby, when consummated, shall not constitute a bulk sale, bulk transfer or otherwise implicate similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer.

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3.9 Tax Matters. All Tax Returns of Seller have been timely filed in accordance with applicable Laws, and each such Tax Return is true, correct and complete in all material respects. Seller has timely paid all Taxes due (whether or not shown on any Tax Return). Seller has not requested an extension of time within which to file any Tax Return which has not since been filed. Seller has delivered to Buyer true, correct and complete copies of all federal and state income Tax Returns of Seller for the prior five (5) Tax years. Seller has withheld all Taxes required to be withheld pursuant to applicable Law and remitted such Taxes to the appropriate Taxing Authorities. No audit of Seller by any Taxing Authority has ever been conducted, is currently pending or is threatened, no notice of any proposed Tax audit, or of any Tax deficiency or adjustment, has been received by Seller and there is no reasonable basis for any Tax deficiency or adjustment to be assessed against Seller.

3.10 Intellectual Property.

3.10.1 Schedule 3.10.1 lists all of the Purchased Intellectual Property that is subject to any issuance, registration, application or other filing by, to or with any Governmental Authority or authorized private registrar in any jurisdiction, indicating for each, the applicable jurisdiction, title, registration number (or application number), and the date issued (or date filed) (the “Intellectual Property Registrations”). All required filings and fees related to Intellectual Property Registrations have been timely filed with and paid to the relevant Governmental Authorities and authorized registrars, and, except as provided on Schedule 3.10.1, all Intellectual Property Registrations are otherwise in good standing.

3.10.2 Schedule 3.10.2 lists all the Purchased Intellectual Property that is not registered but that relates to the Purchased Assets, including Software owned, developed, manufactured, distributed, sold, licensed or marketed by or on behalf of Seller (the “Purchased Software”). None of the Purchased Software incorporates, embeds or is distributed or installed with, statically or dynamically links with or otherwise interacts with any Publicly Available Software or other elements that require any Software (or portions thereof) to be licensed or the source code to be divulged to any third Persons. No Publicly Available Software, including any version of any Software licensed pursuant to any GNU general public license or limited general public license, was or is used in, incorporated into, integrated or bundled with, or used in the development or compilation of the Purchased Software.

3.10.3 Schedule 3.10.3 lists all licenses, sublicenses and other agreements by or through which other Persons grant Seller rights or interests in or to any Intellectual Property relating to the Purchased Assets, other than licenses to use off-the-shelf Software that is commercially available for an acquisition price of less than $500 per unit or per year (the “Intellectual Property Licenses”). Seller has provided Buyer with true and complete copies of all Intellectual Property Licenses. All Intellectual Property Licenses are valid, binding and enforceable between Seller and the other parties thereto. Seller is not and, to Seller’s Knowledge, no other party thereto is in breach of or default under (or is alleged to be in breach of or default under) or has provided or received any notice of breach or default of or any intention to terminate, any Intellectual Property License.

3.10.4 Seller exclusively owns all right, title and interest in and to, free and clear of Liens, or has the right to use pursuant to a valid and enforceable written Intellectual

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Property License, all of the Purchased Intellectual Property. Each item of the Purchased Intellectual Property will be owned and available for use by Buyer immediately following the Closing on substantially identical terms and conditions as it was owned or available for use by Seller immediately prior to the Closing. Seller is in full compliance with all legal requirements applicable to the Purchased Intellectual Property and Seller’s ownership and use thereof.

3.10.5 To the Knowledge of Seller there are no facts that lead Seller to believe that any U.S. patents in the Purchased Intellectual Property were not prosecuted, or any U.S. patent applications in the Purchased Intellectual Property are not being prosecuted, in compliance with 37 C.F.R. §1.56.

3.10.6 To the Knowledge of Seller, there are no facts with respect to the patent applications within the Purchased Intellectual Property presently on file that (a) would preclude the issuance of patents with respect to such applications, (b) would lead Seller to conclude that such patents, if and when issued, would not be valid and enforceable in accordance with applicable regulations, or (c) would result in a third party having any rights in any patents issuing from such patent applications.

3.10.7 To the Knowledge of Seller, the issued patents are valid and enforceable in accordance with applicable laws and regulations.

3.10.8 Schedule 3.10.8 lists all Contracts pursuant to which Seller grants rights or authority to any Person with respect to any of the Purchased Intellectual Property or any of the Intellectual Property licensed to Seller pursuant to the Intellectual Property Licenses. Seller has provided Buyer with true and complete copies of all such Contracts. All such Contracts are valid, binding and enforceable between Seller and the other parties thereto. Seller is not and, to Seller’s Knowledge, no other party thereto is in breach of or default under (or is alleged to be in breach of or default under) or has provided or received any notice of breach or default of or any intention to terminate, any such Contracts.

3.10.9 Neither the Purchased Intellectual Property nor the conduct of the Business by Buyer has, or will, infringe(d), violate(d) or misappropriate(d) any Intellectual Property right of any Person. None of the Purchased Intellectual Property is subject to any outstanding Order and Seller has not received any communication, and no Proceeding has been instituted, settled or, to Seller’s Knowledge, threatened that alleges any such infringement, violation or misappropriation. To Seller’s Knowledge, no Person is misappropriating, violating or infringing upon, or has misappropriated, violated or infringed upon at any time, any of the Purchased Intellectual Property or other right of Seller or the Business.

3.10.10 No employee or consultant of Seller has claimed rights to or any interests in or to any of the Purchased Intellectual Property. All employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any of the Purchased Intellectual Property either: (i) created such materials in the scope of his or her employment; (ii) is a party to a “work-for-hire” agreement under which Seller is deemed to be the original owner/author of all rights, title and interest therein; or (iii) has executed an irrevocable assignment or an agreement to assign in favor of Seller of all right, title and interest in such material. Seller has taken all commercially reasonable steps to protect the respective rights in

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confidential information and trade secrets used in connection with the conduct of the Business, including by requiring each employee, consultant, contractor and potential business partner or investor of the Business to execute confidentiality agreements materially and substantially consistent with Seller’s standard forms thereof, true and complete copies of which have been provided to Buyer by Seller. Except under confidentiality obligations that comply with the immediately preceding sentence, there has been no material disclosure of any confidential information or trade secrets used in connection with the conduct of the Business. Assignments executed in favor of Seller that have with respect to the Purchased Intellectual Property are valid and have been recorded with the United States Patent and Trademark Office.

3.11 Contracts and Commitments.

3.11.1 Seller has made available to Buyer true, correct and complete copies of all of the Assigned Contracts and true, correct and complete descriptions of all material terms of any oral Contracts described therein. The Assigned Contracts represent all of the Contracts relating to the Purchased Assets. With respect to each of the Assigned Contracts: (i) such Contract is in full force and effect and is the legal, valid and binding obligation of Seller and, to the Knowledge of Seller, of the other parties thereto enforceable against Seller and, to the Knowledge of Seller, against the other parties thereto in accordance with its terms; (ii) Seller is not in breach or default under any such Contract, and to the Knowledge of Seller, nor is any other party thereunder, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a breach or default by Seller or, to the Knowledge of Seller, any other party thereunder, give Seller or any other party thereunder the right to exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify, any such Assigned Contract, or cause the creation of any Lien on any of the Purchased Assets and (iii) no party to any of such Contracts has given written notice or, to the Knowledge of Seller, oral notice of any dispute with respect to such Contract. No other party to any Assigned Contract has given written notice or, to the Knowledge of Seller, oral notice of its intention to cancel or terminate any such Contract or to decrease, limit or modify the goods or services purchased from, or provided to, Seller under any such Contract.

3.12 Litigation. There is no (i) outstanding Order, writ, injunction, fine, citation, award, decree or any other judgment of any kind whatsoever of any Governmental Authority against Seller or any of its properties or the Purchased Assets, (ii) pending Proceeding of any kind or nature whatsoever or any formal demand which might lead to any Proceeding, or to Seller’s Knowledge, threatened, against Seller, its properties or the Purchased Assets or the Business, and Seller have no Knowledge of any basis for any of the foregoing, or (iii) Proceedings pending or, to Seller’s Knowledge, threatened, against Seller or the Business that would give rise to any right of indemnification on the part of any officers, manager, member, employee or agent of Seller or heirs, executors or administrators thereof against Seller or any successors.

3.13 Related Party Transactions. None of Seller or any director, stockholder, officer or employee of Seller or any Affiliate thereof, is a party to any agreement, Contract, commitment or transaction with Seller with respect to or involving the Purchased Assets or Discharged Liabilities, or has any interest in any property or assets used by Seller with respect to or involving the Purchased Assets or Discharged Liabilities.

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3.14 Capitalization. Schedule 3.14 sets forth the capitalization of Seller as of the date hereof. Except as set forth on Schedule 3.14, (a) there are no Contracts relating to the issuance, sale, transfer or voting of any equity or other securities of Seller, and (b) there are no options, warrants, calls, rights, commitments or agreements obligating Seller to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of capital stock of Seller or obligating Seller to grant, or enter into any option, warrant, call, right, commitment or agreement regarding shares of capital stock of Seller. Except as set forth on Schedule 3.14, there are no bond, debentures, notes or other securities having the right to vote or consent (or convertible into or exchangeable for securities of Seller having the right to vote or consent) on any matters contemplated by this Agreement or on which the stockholders of Seller may vote.

3.15 Solvency. Seller is not entering into this Agreement with the intent to hinder, delay or defraud any Person to which Seller is, or may become, indebted. Seller (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently Seller has no information that would lead it to reasonably conclude that it would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

3.16 Full Disclosure. No representation or warranty by Seller in this Agreement and the other agreements, instruments, certificates and documents contemplated hereby, and no statement contained in the schedules hereto, contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

4. Covenants of the Parties.

4.1 Further Assurances. Subject to the terms and conditions provided herein, at any time from and after the Closing, at the request of a Party hereto and without further consideration, each other Party shall promptly execute and deliver such further agreements, instruments, certificates and documents and perform such other actions as the requesting party may reasonably request in order to fully consummate the transactions contemplated hereby and carry out the purposes and intent of this Agreement and any agreements, instruments, certificates and documents delivered hereby.

4.2 Public Announcements. Seller agrees not to issue nor permit the issuance of any reports, statements or releases, in each case relating to this Agreement or any other agreement, instrument, certificate or document contemplated hereby or the transactions contemplated hereby or thereby, without the prior written consent of Buyer, except as compelled by judicial or administrative process or by other requirements of Law. To the extent compelled by judicial or administrative process or by other requirements of Law, Buyer shall have the right to review any report, statement or release as promptly as possible prior to its publication and to reasonably consult with Seller with respect to the content thereof.

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4.3 Confidentiality.

4.3.1 Seller shall at all times maintain the confidentiality of Confidential Information, and Seller shall not disclose any such information to any Person, nor shall Seller use Confidential Information for any purpose except for the benefit of Buyer. “Confidential Information” shall mean the following: (i) trade secrets concerning the Purchased Assets, including product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, advertising methods, sales methods, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information), and any other information, however documented, that is a trade secret under applicable Law; (ii) confidential or proprietary information concerning the Purchased Assets (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials and operating procedures), however documented; (iii) notes, analyses, compilations, studies, summaries and other material concerning the Purchased Assets containing or based, in whole or in part, on any information included in the foregoing; and (iv) the terms of this Agreement and any other agreement, certificate, instrument and document contemplated hereby. The restrictions contained in this Section 4.3.1 shall apply regardless of whether such Confidential Information (a) is in written, graphic, recorded, photographic or any machine readable form or is orally conveyed to, or memorized by, Seller, or (b) has been labeled, marked or otherwise identified as confidential or proprietary.

4.3.2 Seller’s duty of confidentiality with regard to the Confidential Information shall not extend to: (i) any Confidential Information that, at the time of disclosure, had been previously published and was generally available and part of the public domain; (ii) any Confidential Information that is published and becomes generally available and part of the public domain after disclosure, unless such publication is a breach of this Agreement by Seller; and (iii) any Confidential Information that is obtained by Seller from a third person who: (a) is lawfully in possession of that Confidential Information; (b) is not in violation of any contractual, legal, or fiduciary obligation to Seller, Buyer or their Affiliates with respect to the Confidential Information; and (c) does not prohibit Seller from disclosing the Confidential Information to other Persons.

4.3.3 In the event that Seller is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena or other process or legal obligation) to disclose any Confidential Information (including the terms of this Agreement), Seller agrees to: (i) give prompt written notice to Buyer of such request or subpoena in order to allow Buyer an opportunity to seek an appropriate protective order or to waive compliance with the provisions of this Agreement; and (ii) cooperate with Buyer and with counsel for Buyer in responding to such request or subpoena as provided below. If Buyer fails to obtain a protective order and does not waive its rights to confidential treatment under this Agreement, Seller may disclose only that portion of any Confidential Information which its counsel reasonably advises in writing that Seller is compelled to disclose pursuant to Law. Seller further agrees that in no event will Seller oppose action by Buyer to obtain an appropriate protective order or other reliable promises that confidential treatment will be accorded to the Confidential Information.

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4.4 Bulk Sales Laws. Notwithstanding Section 3.8.2, the Parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer; it being understood that any Liabilities arising out of the failure of Seller to comply with the requirements and provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction which would not otherwise constitute Discharged Liabilities shall be treated as Excluded Liabilities.

5. Tax Matters.

5.1 Transactional Taxes. Notwithstanding any other provision of this Agreement, all transfer, documentary, recording, notarial, sales, use, registration, stamp and other similar Taxes or fees imposed by any Taxing Authority in connection with the transactions contemplated by this Agreement will be borne by Seller. Seller will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes and, if required by applicable Law, Buyer will join in the execution of any such Tax Returns or other documentation.

5.2 Cooperation on Tax Matters.

5.2.1 Buyer and Seller shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any Proceedings related to Tax. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information reasonably relevant to any such audit, litigation, or other Proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Seller and Buyer shall (i) retain all Books and Records with respect to Tax matters pertinent to the Business relating to any taxable period beginning before the Closing Date until expiration of the statute of limitations (and, to the extent notified by Buyer or Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any Taxing Authority, and (ii) give the other Party reasonable written notice prior to transferring, destroying, or discarding any such books and records and, if the other Party so requests, allow such Party to take possession of such books and records.

5.2.2 Buyer and Seller further agree, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce, or eliminate any Tax that could be imposed (including with respect to the transactions contemplated hereby).

5.3 Tax Dispute Resolution Mechanism. Any dispute among the Parties involving Taxes arising under this Agreement shall be resolved as follows: (i) the Parties will in good faith attempt to negotiate a prompt resolution of the dispute; (ii) if the Parties are unable to negotiate a resolution of the dispute within thirty (30) days, the dispute will be submitted to an Accounting Arbitrator; (iii) the Accounting Arbitrator shall resolve the dispute, in a fair and equitable manner and in accordance with applicable Tax Law and the provisions of this

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Agreement, within thirty (30) days after the Parties have submitted the dispute to the Accounting Arbitrator, whose decision shall be final, conclusive and binding on the Parties, absent fraud or manifest error; (iv) any payment to be made as a result of the resolution of a dispute shall be made, and any other action taken as a result of the resolution of a dispute shall be taken, on or before the fifth day following the date on which the dispute is resolved (except that if the resolution requires the filing of an amended Tax Return, such amended Tax Return shall be filed within thirty (30) days following the date on which the dispute is resolved) and (v) the fees and expenses of the Accounting Arbitrator shall be paid 50% by Buyer and 50% by Seller.

5.4 Withholding. Buyer will be entitled to deduct and withhold from any amount payable pursuant to this Agreement such amounts as Buyer (or any Affiliate thereof) shall determine they are required to deduct and withhold with respect to the making of such payment under the Code or any other provision of applicable Law. To the extent that amounts are so withheld by Buyer, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding were made.

6. Survival and Indemnification.

6.1 Survival. The representations and warranties of Seller and Buyer contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of Buyer or Seller, as applicable.

6.2 Seller Indemnification. Seller shall indemnify, defend and hold harmless Buyer and its members, managers, officers, employees, agents, successors in interest and assigns and Affiliates from and against any Damages resulting from, arising out of, or directly or indirectly relating to: (a) any breach of or inaccuracy in, as of the date hereof or as of the Closing, a representation or warranty of Seller set forth in this Agreement or any agreement contemplated hereby; (b) any nonfulfillment or breach of any covenant, agreement or obligation of Seller set forth herein or any other document or instrument contemplated hereby (c) any Excluded Asset; (d) any Excluded Liability; or (e) any claim brought by any stockholder of Seller or any other Person alleging to own any interest in Seller (or any predecessor) or alleging to otherwise have an interest in or claim with respect to Seller (or any such predecessor) to the extent such claim relates to this Agreement, any of the other agreements contemplated herein, the transactions contemplated by this Agreement or any other event, action, omission or condition (or series of events, actions, omissions or conditions).

6.3 Buyer Indemnification. Buyer shall indemnify, defend and hold harmless Seller and its officers, directors, stockholders, employees, agents, successors in interest and assigns and Affiliates from and against any Damages resulting from, arising out of, or directly or indirectly relating to: (a) any breach of or inaccuracy in, as of the date hereof or as of the Closing, a representation or warranty of Buyer set forth in this Agreement or any agreement contemplated hereby or (b) any nonfulfillment or breach of any covenant, agreement or obligation of Buyer set forth herein or any other document or instrument contemplated hereby.

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6.4 Holdback Amount.

6.4.1 The Holdback Amount shall act as partial security for the benefit of Buyer (on behalf of itself, and its members, managers, officers, employees, agents, successors in interest and assigns and Affiliates) with respect to any Damages to which Buyer (or its members, managers, officers, employees, agents, successors in interest and assigns and Affiliates) may be entitled pursuant to the indemnification obligations of Seller under this Section 6. Buyer shall be entitled to set off against the Holdback Amount any amount of Damages to which Buyer (or its members, managers, officers, employees, agents, successors in interest and assigns and Affiliates) may be entitled pursuant to the indemnification obligations of Seller under this Section 6, subject to the limitations set forth in Section 6.2.

6.4.2 [***] following the Closing Date, Buyer shall, by wire transfer of immediately available funds to the bank account designated in writing by Seller, distribute to Seller an amount in cash equal to the Holdback Amount (if and to the extent that any amount of the Holdback Amount remains after giving effect to Buyer’s right of set-off), minus the sum of (a) the amount of all disputed or pending Buyer indemnification claims, and (b) if Seller has failed to pay to Buyer any amount owed in accordance with Section 6.2 and such amount remains due and owing, all or any part of such owed amount which Buyer has determined to offset against the Holdback Amount. With respect to any amount of the Holdback Amount withheld by Buyer from distribution to Seller on account of any disputed or pending Buyer indemnification claims, Buyer shall pay to Seller the amount of the withheld Holdback Amount attributable to such disputed or pending claim upon the final determination of such claim in favor of Seller.

7. Additional Terms and Provisions.

7.1 No Third-Party Beneficiaries. Except as expressly set forth herein, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be.

7.2 Entire Agreement. This Agreement and the other certificates, instruments, agreements and documents referenced herein (including, but not limited to, the schedules and the exhibits) constitute the entire agreement among the Parties with respect to the transactions contemplated hereby and supersede any prior understandings or agreements by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

7.3 Assignment. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be. No Party hereto shall assign this Agreement or any part hereof without the prior written consent of the other Parties, and any assignment in contravention of the foregoing shall be null and void; provided, however, Buyer may assign this Agreement and its rights and obligations under this Agreement, in whole or in part, without consent, to any of its Subsidiaries or Affiliates or any Person that acquires all or substantially all of the equity or assets of Buyer or Parent. Further, Buyer and Seller may assign any of their respective rights, interests or obligations hereunder for collateral security purposes to any lender providing financing to Buyer or its Affiliates and any such lender may exercise all of the rights and remedies of Buyer and Seller hereunder.

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7.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made by delivery in person, by an internationally recognized overnight courier service, by electronic mail or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.4):

If to Seller, to:

Arno Therapeutics, Inc.

c/o Two River Group Holdings

689 Fifth Avenue, 12th Floor

New York, NY 10022

Attention: Dr. Alexander Zukiwski, CEO

Electronic mail: [***]

with copies (which shall not constitute notice) to:

Fredrikson & Byron, P.A.

200 South Sixth Street. Suite 4000

Minneapolis, MN 55402-1425

Attention: [***]

Electronic mail: [***]

If to Buyer, to:

Context Therapeutics LLC

3001 Market Street, Suite 140

Philadelphia, PA 19104

Attention: Martin Lehr

Electronic mail: [***]

with copies (which shall not constitute notice) to:

Cooley LLP

902 Carnegie Center, Suite 500

Princeton, NJ 08540

Attention: Geoffrey R. Starr

Electronic mail: [***]

or to such other address or addresses as the Parties may from time to time designate in writing. Any notice which is delivered personally or by electronic mail in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or its agent. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth Business Day after the day it is so placed in the mail (or on the first Business Day after placed in the mail if sent by overnight courier) or, if earlier, the time of actual receipt.

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7.5 Controlling Law. THIS AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

7.6 Jurisdiction and Process. ANY LEGAL ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE STATE OR FEDERAL COURTS LOCATED IN THE CITY OF WILMINGTON, STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH ACTION. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

7.7 Waiver of a Jury Trial. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

7.8 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of Buyer and Seller. By an instrument in writing Buyer, on the one hand, or Seller, on the other hand, may waive compliance by the other with any term or provision hereof that such Party was or is obligated to comply with or perform. A Party’s waiver does not waive any other earlier, concurrent, or later breach or compliance.

7.9 Severability; No Waiver. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any Party, and no course of dealing between or among any of the Parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

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7.10 Expenses. Unless this Agreement expressly provides otherwise, each Party shall bear any expenses it incurs in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

7.11 Full Understanding. Each of the Parties hereby acknowledges and confirms that each such Party has read and understands the entirety of this Agreement, including the representations and warranties, covenants and indemnification obligations contained herein. The Parties negotiated this Agreement at arm’s-length, jointly participated in drafting it, and received advice from independent legal counsel before they signed it. Accordingly, any court or other Governmental Authority or arbitrator construing or interpreting this Agreement will do so as if the Parties jointly drafted it and will not apply any presumption, rule of construction, or burden of proof favoring or disfavoring a Party because that party (or any of its representatives) drafted any part of this Agreement.

7.12 Construction. In construing this Agreement, including the exhibits and schedules hereto, the following principles shall be followed: (i) the terms “herein,” “hereof,” “hereby,” “hereunder” and other similar terms refer to this Agreement as a whole and not only to the particular Article, Section or other subdivision in which any such terms may be employed; (ii) except as otherwise set forth herein, references to Articles, Sections, schedules and exhibits refer to the Articles, Sections, schedules and exhibits of this Agreement, which are incorporated in and made a part of this Agreement; (iii) a reference to any Person shall include such Person’s predecessors; (iv) unless the context otherwise requires, all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP consistently applied; (v) no consideration shall be given to the headings of the Articles, Sections, schedules, exhibits, subdivisions, subsections or clauses, which are inserted for convenience in locating the provisions of this Agreement and not as an aid in its construction; (vi) the word “includes” and “including” and their syntactical variants mean “includes, but is not limited to” and “including, without limitation,” and corresponding syntactical variant expressions; (vii) a defined term has its defined meaning throughout this Agreement, regardless of whether it appears before or after the place in this Agreement where it is defined, including in any schedule or exhibit; (viii) the word “dollar” and the symbol “$” refer to the lawful currency of the United States of America; (ix) the plural shall be deemed to include the singular and vice versa; (x) unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa and (xi) obligations of Seller under this Agreement shall be deemed to be joint and several obligations hereunder unless the Agreement explicitly provides otherwise.

7.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, electronic mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

7.14 Specific Performance. The Parties each acknowledge that the rights of each party to consummate the transactions contemplated by this Agreement are special, unique and of

17

extraordinary character and that, in the event that any Party violates or fails or refuses to perform any covenant or agreement made by it in this Agreement, the non-breaching party may be without an adequate remedy at Law. The Parties agree, therefore, that in the event that any Party violates or fails or refuses to perform any covenant or agreement made by such Party in this Agreement, the non-breaching Party or Parties may, subject to the terms of this Agreement and in addition to any remedies at Law for damages or other relief, institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of such covenant or agreement or seek any other equitable relief (without any requirement to post bond).

-SIGNATURE PAGE FOLLOWS-

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Agreement Date.

BUYER:

CONTEXT BIOPHARMA INC.

By:	/s/ Martin Lehr
Name:	Martin Lehr
Title:	CEO

SELLER

ARNO THERAPEUTICS, INC.

By:
Name:	Alexander Zukiwski
Title:	CEO

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Agreement Date.

BUYER:

CONTEXT BIOPHARMA INC.

By:
Name:	Martin Lehr
Title:	CEO

SELLER

ARNO THERAPEUTICS, INC.

By:	/s/ Alexander Zukiwski
Name:	Alexander Zukiwski
Title:	CEO

19

Schedule 1

Defined Terms

“Accounting Arbitrator” means an independent accounting firm of nationally or regionally recognized standing mutually agreed upon by Buyer and Seller.

“Accounts Payable Amount” means the aggregate amount of all valid trade accounts payable of Seller to third parties, in each case only to the extent set forth on Schedule 2.5.2.

“Affiliate” has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act; provided, however, that Buyer shall not be deemed an Affiliate of Seller.

“Agreement” has the meaning set forth in the preamble.

“Agreement Date” has the meaning set forth in the preamble.

“Assigned Contracts” has the meaning set forth in Section 2.1.1.

“Assignment and Assumption Agreement” has the meaning set forth in Section 2.7.1(iv).

“Authorizations” shall mean, as to any Person, all licenses, permits, franchises, orders, accreditations, memberships, approvals, concessions, clearances, registrations, qualifications and other authorizations issued or granted to such Person under applicable Law (including any pending applications), by any Governmental Authority or any other Person.

“Books and Records” shall mean business records (in any form or medium), including all books, ledgers, files, reports, plans, records, manuals, sales and credit records, books of account, financial records, invoices, supplier lists, billing records, engineering records, drawings, blueprints, schematics, studies, surveys, reports, test records, financing records, and personnel and payroll records.

“Business” means the business of Seller, as previously and currently conducted.

“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the Laws of the State of New York or is a day on which banking institutions located in the State of New York are authorized or required by Law or other governmental action to close.

“Buyer” has the meaning set forth in the preamble. “Closing” has the meaning set forth in Section 2.6. “Closing Date” has the meaning set forth in Section 2.6.

“Closing Payment” means an amount equal to (i) the Purchase Price, minus (ii) the Accounts Payable Amount, minus (iii) the Holdback Amount.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Financial Statements” has the meaning set forth in Section 3.7.1.

“Confidential Information” has the meaning set forth in Section 4.3.1.

“Consent” means any approval, consent, ratification, novation, waiver, exemption or other authorization.

“Contract” means, whether written or oral, any note, bond, mortgage, indenture, contract, agreement, permit, license, lease, sublease, purchase order, sales order, arrangement or other commitment, obligation or understanding, express or implied, of any nature whatsoever to which a Person is a party or by which a Person or its assets or properties are bound.

“Damages” means any Proceeding, Liabilities, Liens, losses, damages (including any royalty fees under any licensing or settlement agreements), bonds, dues, assessments, fines, penalties, Taxes, fees, costs (including costs of investigation, defense and enforcement of this Agreement), expenses or amounts paid in settlement (in each case, including attorneys’ and experts fees and expenses).

“Discharged Liabilities” has the meaning set forth in Section 2.3. “Excluded Assets” has the meaning set forth in Section 2.2. “Excluded Liabilities” has the meaning set forth in Section 2.4. “GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any federal, state, local or foreign government or any subdivision, agency, instrumentality, authority (including any regulatory, administrative, and self-regulatory authority), department, commission, board or bureau thereof or any federal, state, local or foreign court, arbitrator or tribunal.

“Holdback Amount” means $[***].

“Intellectual Property” means all of the following and similar intangible property and related proprietary rights, interests and protections, however arising, pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, trade names, brand names, logos, trade dress and other proprietary indicia of goods and services, whether registered or unregistered, and all registrations and applications for registration of such trademarks, including intent-to-use applications, all issuances, extensions and renewals of such registrations and applications and the goodwill connected with the use of and symbolized by any of the foregoing; (b) internet domain names, social media handle or page name; (c) original works of authorship in any medium of expression, whether or not published, all copyrights (whether registered or unregistered), all registrations and applications for registration of such copyrights, and all issuances, extensions and renewals of such registrations and applications; (d) confidential information, ideas, formulas, designs, devices, technology, know-how, research and development, inventions, methods, data, databases, processes, compositions and other trade secrets, whether or not patentable; (e) patents, inventions, whether or not patentable, whether or not reduced to practice or whether or not yet made the subject of a pending patent application, patent applications, provisional patent applications, industrial designs, industrial models, including all reissues, divisions, continuations, extensions and reexaminations, and all rights therein provided by multinational treaties or conventions; (f) Software; and (g) all rights to sue and recover and retain damages, costs and attorneys’ fees for past, present and future infringement and any other rights relating to any of the foregoing.

“Intellectual Property Assignment” has the meaning set forth in Section 2.7.1(iv). “Intellectual Property Licenses” has the meaning set forth in Section 3.10.3.

“Intellectual Property Registrations” has the meaning set forth in Section 3.10.1.

“Knowledge of Seller,” “to Seller’s Knowledge” and similar phrases mean the actual knowledge of the Board, consisting of Alex Zukiwski, Stephen Ruchefsky and David Tanen, after reasonable inquiry.

“Law” means any statute, law (including, without limitation, common, statutory, civil, criminal, domestic and foreign law), ordinance, regulation, rule, code (including, without limitation, competition law or regulation, statutory instruments, guidance notes, circulars, directives, decisions, rules and regulations), Order, legislation, constitution, treaty, convention, judgment, decree, or other requirement or rule of law of any Governmental Authority.

“Liabilities” means any liability or obligation of any kind (including as related to Taxes), whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, determined or indeterminable, disputed or undisputed, liquidated or unliquidated, joint or several, secured or unsecured, vested or unvested, and whether due or to become due, regardless of when asserted, and whether or not the same is required to be accrued on financial statements.

“Lien” means and includes security interests, mortgages, liens, licenses, pledges, charges, easements, encroachments, reservations, restrictions, including contractual, claims, clouds, servitudes, rights of way, options, rights of first refusal or options, community or other marital property interests, equitable interests, trust or similar restriction, restrictions of any kind, including, any voting or other transfer restrictions, receipt of income or exercise of any other attribute of ownership restrictions, conditional sale or other title retention agreements, any agreement to provide any of the foregoing and all other encumbrances of any nature whatsoever or any other statutory liens or trusts that are created under any other applicable Law.

“Order” means judgments, writs, decrees, compliance agreements, injunctions or judicial or administrative or arbitral orders or awards and legally binding determinations of any Governmental Authority, including any arbitrator.

“Party” or “Parties” has the meaning set forth in the Preamble.

“Person” means an individual, a partnership, a corporation, limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity, including a Governmental Authority.

“Proceeding” means audits, examinations, actions, suits, claims, demands, charges, complaints, litigation, reviews, hearings and investigations and legal, administrative or arbitration proceedings (including trademark oppositions and cancellation actions).

“Product Candidate” has the meaning set forth in the recitals.

“Publicly Available Software” means each of (a) any Software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, open source software (e.g., Linux), or similar licensing and distribution models, and (b) any Software that requires as a condition of use, modification, and/or distribution of such software that such Software or other Software incorporated into, derived from, or distributed with such Software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributed at no or minimal charge.

“Purchase Price” means $[***]

“Purchased Assets” has the meaning set forth in Section 2.1.

“Purchased Intellectual Property” has the meaning set forth in Section 2.1.2.

“Purchased Software” has the meaning set forth in Section 3.10.2.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Seller” has the meaning set forth in the preamble.

“Software” means computer software programs and software systems, including all databases, compilations, tool sets, templates, compilers, higher level or “proprietary” languages, related documentation and materials, whether in source code, object code or human readable form.

“Tangible Personal Property” has the meaning set forth in Section 2.1.3.

“Tax” or “Taxes” means (a) any foreign, federal, state, provincial or local income, earnings, profits, gross receipts, franchise, capital stock, net worth, sales, use, value added, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, escheat, unclaimed property, payroll, withholding (including under Section 409A of the Code), unemployment compensation, social security, retirement, environmental (including any Taxes imposed under Section 59A of the Code) or other tax of any nature; (b) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, sewer rent or other fee or charges of any nature; or (c) any deficiency, interest or penalty imposed with respect to any of the foregoing (or for the failure to file a Tax Return or a complete and accurate Tax Return).

“Tax Returns” means all returns and reports (including Foreign Bank Account Reports), amended returns, information returns, statements, declarations, estimates, schedules, notices, notifications, forms, elections, certificates or other documents required to be filed or submitted to any Taxing Authority with respect to the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of, or compliance with, any Tax.

“Taxing Authority” means any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority.

“Treasury Regulations” means the income tax Treasury Regulations promulgated under the Code, as the same may be amended from time to time.

Schedule 2.1.1 Assigned Contracts

[***]

[***]

Schedule 2.1.2 – Purchased Intellectual Property

[***]

[***]

[***]

[***]

[***]

[***]

Schedule 2.1.3 Tangible Personal Property

[***]

Schedule 2.1.4 Authorizations

[***]

Schedule 2.1.5 Books and Records

[***]

Schedule 2.1.6 Assets

[***]

Schedule 2.3 – Discharged Liabilities

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Schedule 2.5.2 – Accounts Payable Amount Wire Instructions

[***]

Schedule 2.7.1(vi) – Evidence of Consent

[***]

Schedule 2.7.1(vii) – Payoff Letters/Releases

[***]

Schedule 3.7 – Other Liabilities

[***]

Schedule 3.10.1 – Purchased Intellectual Property

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Schedule 3.10.2 – Unregistered Purchased Intellectual Property

[***]

Schedule 3.10.3 Intellectual Property Licenses

[***]

Schedule 3.10.3 Capitalization

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]